Exhibit 10.2

AMENDED, RESTATED

AND SUBSTITUTED VFCC NOTE

$445,000,000, provided, however, that the sum of Advances

Outstanding under this Note and the Swingline

Advances outstanding under the Swingline

Note shall not, in the aggregate, exceed the Facility Amount

August 5, 2004

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW OF ANY STATE. THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS NOTE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (2) IN CERTIFICATED FORM TO AN INSTITUTIONAL “ACCREDITED INVESTOR” (WITHIN THE MEANING OF RULE 501 (a)(l)-(3) OR (7) UNDER THE SECURITIES ACT) PURCHASING FOR INVESTMENT AND NOT FOR DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, IN EACH CASE, SUBJECT TO (A) THE RECEIPT BY THE INDENTURE TRUSTEE OF A LETTER SUBSTANTIALLY IN THE FORM PROVIDED IN THE INDENTURE AND (B) THE RECEIPT BY THE SERVICER AND THE DEAL AGENT OF SUCH OTHER EVIDENCE ACCEPTABLE TO THE SERVICER AND THE DEAL AGENT THAT SUCH REOFFER, RESALE, PLEDGE OR TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS OR IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND SECURITIES AND BLUE SKY LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION, (3) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATIONS UNDER THE SECURITIES ACT, (4) PURSUANT TO ANOTHER EXEMPTION AVAILABLE UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (5) PURSUANT TO A VALID REGISTRATION STATEMENT. THE PURCHASE OF THIS NOTE WILL BE DEEMED A REPRESENTATION BY THE ACQUIRER THAT EITHER: (I) IT IS NOT, AND IS NOT PURCHASING THIS NOTE FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF ERISA AND/OR SECTION 4975 OF THE CODE, OR A GOVERNMENTAL PLAN (AS DEFINED

IN SECTION 3(32) OF ERISA) OR A CHURCH PLAN (AS DEFINED IN SECTION 3(33) OF ERISA FOR WHICH NO ELECTION HAS BEEN MADE UNDER SECTION 410(d) OF THE CODE) THAT IS SUBJECT TO ANY FEDERAL, STATE, OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR (11) PTCE 95-60, PTCE 96-23, PTCE 91-38, PTCE 90-1, PTCE 84-14 OR SOME OTHER PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE, HOLDING AND DISPOSITION OF THIS NOTE BY THE ACQUIRER.

THIS NOTE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE AMENDED AND RESTATED LOAN FUNDING AND SERVICING AGREEMENT REFERRED TO HEREIN.

THE PRINCIPAL AMOUNT OF THIS NOTE WILL VARY AS ADVANCES ARE MADE AND PAID DOWN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE MAXIMUM AMOUNT SHOWN ON THE FACE THEREOF.

FOR VALUE RECEIVED, ACS FUNDING TRUST I, a Delaware statutory trust (the “Borrower”), promises to pay to WACHOVIA CAPITAL MARKETS, LLC (“WCM”), as the agent for Variable Funding Capital Corporation (the “Deal Agent”) or its or Variable Funding Capital Corporation’s (“VFCC”) successors or assigns, the principal sum of FOUR HUNDRED FORTY-FIVE MILLION DOLLARS ($445,000,000) or, if less, the unpaid principal amount of the aggregate loans (“Advances”) made by VFCC to the Borrower pursuant to the Amended and Restated Loan Funding and Servicing Agreement (as defined below), as set forth on the attached Schedule, on the dates specified in the Amended and Restated Loan Funding and Servicing Agreement, and to pay interest on the unpaid principal amount of each Advance on each day that such unpaid principal amount is outstanding at the applicable Interest Rate related to such Advance as provided in the Amended and Restated Loan Funding and Servicing Agreement on each Payment Date and each other dates specified in the Amended and Restated Loan Funding and Servicing Agreement.

This Note is issued pursuant to the Amended and Restated Loan Funding and Servicing Agreement, dated as of June 13, 2003 as amended by Amendment No. 1, dated as of October 7, 2003, Amendment No. 2, dated as of January 2, 2004, Amendment No. 3, dated as of April 22, 2004, Amendment No. 4, dated as of June 29, 2004 and Amendment No. 5, dated as of August 5, 2004 (as amended, modified, waived, supplemented or restated from time to time, the “Amended and Restated Loan Funding and Servicing Agreement”), by and among the Borrower, American Capital Strategies, Ltd., as the servicer (the “Servicer”), Variable Funding Capital Corporation, as the conduit lender, WCM, as the deal agent, Wachovia Bank, National Association, as the swingline lender, and Wells Fargo Bank, National Association, as the backup servicer and as the collateral custodian. Capitalized terms used but not defined in this Note are used with the meanings ascribed to them in the Amended and Restated Loan Funding and Servicing Agreement.

Notwithstanding any other provisions contained in this Note, if at any time the rate of interest payable by the Borrower under this Note, when combined with any and all other charges provided for in this Note, in the Amended and Restated Loan Funding and Servicing Agreement or in any other document (to the extent such other charges would constitute interest for the purpose of any applicable law limiting interest that may be charged on this Note), exceeds the highest rate of interest permissible under applicable law (the “Maximum Lawful Rate”), then so long as the Maximum Lawful Rate would be exceeded the rate of interest under this Note shall be equal to the Maximum Lawful Rate. If at any time thereafter the rate of interest payable under this Note is less than the Maximum Lawful Rate, the Borrower shall continue to pay interest under this Note at the Maximum Lawful Rate until such time as the total interest paid by the Borrower is equal to the total interest that would have been paid had applicable law not limited the interest rate payable under this Note. In no event shall the total interest received by VFCC under this Note exceed the amount which VFCC could lawfully have received had the interest due under this Note been calculated since the date of this Note at the Maximum Lawful Rate.

Payments of the principal of, and interest on, Advances represented by this Note shall be made by the Borrower to the holder hereof by wire transfer of immediately available funds in the manner and at the address specified for such purpose as provided in Article 2 of the Amended and Restated Loan Funding and Servicing Agreement, or in such manner or at such other address as the holder of this Note shall have specified in writing to the Borrower for such purpose, without the presentation or surrender of this Note or the making of any notation on this Note.

If any payment under this Note falls due on a day that is not a Business Day, then such due date shall be extended to the next succeeding Business Day and interest shall be payable on any principal so extended at the applicable Interest Rate.

If all or a portion of (i) the principal amount hereof or (ii) any interest payable thereon or (iii) any other amounts payable hereunder shall not be paid when due (whether at maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum that is equal to the Base Rate plus 1.0%, in each case from the date of such non-payment to (but excluding) the date such amount is paid in full.

Portions or all of the principal amount of the Note shall become due and payable at the time or times set forth in the Amended and Restated Loan Funding and Servicing Agreement. Any portion or all of the principal amount of this Note may be prepaid, together with interest thereon (and as set forth in the Amended and Restated Loan Funding and Servicing Agreement, certain costs and expenses of VFCC) at the time and in the manner set forth in, but subject to the provisions of, the Amended and Restated Loan Funding and Servicing Agreement.

Except as provided in the Amended and Restated Loan Funding and Servicing Agreement, the Borrower expressly waives presentment, demand, diligence, protest and all notices of any kind whatsoever with respect to this Note.

All amounts evidenced by this Note, VFCC’s making such Advance and all payments and prepayments of the principal hereof and the respective dates and maturity dates thereof shall be endorsed by the Deal Agent on the schedule attached hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, or otherwise recorded by the Deal Agent in its internal records; provided, however, that the failure of the Deal Agent to make such a notation shall not in any way limit or otherwise affect the obligations of the Borrower under this Note as provided in the Amended and Restated Loan Funding and Servicing Agreement.

The holder hereof may sell, assign, transfer, negotiate, grant participations in or otherwise dispose of all or any portion of any Advances made by VFCC and represented by this Note and the indebtedness evidenced by this Note.

This Note is secured by the security interests granted pursuant to Section 8.1 of the Amended and Restated Loan Funding and Servicing Agreement. The holder of this Note, as agent for VFCC, is entitled to the benefits of the Amended and Restated Loan Funding and Servicing Agreement and may enforce the agreements of the Borrower contained in the Amended and Restated Loan Funding and Servicing Agreement and exercise the remedies provided for by, or otherwise available in respect of, the Amended and Restated Loan Funding and Servicing Agreement, all in accordance with, and subject to the restrictions contained in, the terms of the Amended and Restated Loan Funding and Servicing Agreement. If a Termination Event shall occur and be continuing, the unpaid balance of the principal of all Advances, together with accrued interest thereon, shall be declared, and become due and payable in the manner and with the effect provided in the Amended and Restated Loan Funding and Servicing Agreement.

This Note is the “VFCC Note” referred to in the Amended and Restated Loan Funding and Servicing Agreement. This Note shall be construed in accordance with and governed by the laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned has executed this Note as on the date first written above.

ACS FUNDING TRUST I, as the Borrower

By:	/s/ Malon Wilkus
Name:	Malon Wilkus
Title:	Beneficiary Trustee

SCHEDULE TO NOTE

Date of Advance or Repayment	Principal Amount of Advance	Principal Amount of Repayment	Outstanding Principal Amount